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                                                                    EXHIBIT 10.3


                                PLEDGE AGREEMENT


        THIS PLEDGE AGREEMENT (this "Agreement") is entered into as of June 2, 2000 by and between TRAUTMAN WASSERMAN & COMPANY, INCORPORATED ("Pledgor"), a shareholder of JIA, Inc., a Washington corporation ("Borrower"), and JENKON INTERNATIONAL, INC., a Washington corporation (the "Lender").

        WHEREAS, reference is hereby made to that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of April 6, 2000 and entered into by and among the Lender, JIA, Inc., a Washington corporation ("Borrower"), Jenkon International, Inc., a Delaware corporation ("Parent") and Summit V, Inc., a Washington corporation (the "Company"); capitalized terms, which are used herein but not otherwise defined, shall have the meanings ascribed to them in the Stock Purchase Agreement;

        WHEREAS, Lender owns 5,000 shares of common stock of the Company (the "Shares"), and intends to sell the Shares to Borrower and Borrower intends to purchase such Shares from Lender;

        WHEREAS, pursuant to the Stock Purchase Agreement, the aggregate purchase price for the Shares is $1,175,000, $675,000 of which shall be delivered to Lender by the Borrower in the form of that certain Promissory Note of even date herewith (the "Loan") (the "Note");

        WHEREAS, Pledgor is the legal and beneficial owner of 75,000 shares of the issued and outstanding shares of common stock of Parent evidenced by the certificates set forth on Exhibit "A" attached hereto and made a part hereof (the "Pledged Shares");

        WHEREAS, Pledgor is also a legal and beneficial owner of shares of legally issued and outstanding shares of common stock of Borrower;

        WHEREAS, in order to induce Lender to enter into the Stock Purchase Agreement and to accept the Note, and to make advances and otherwise extend credit to Borrower thereunder, Pledgor has agreed to secure the payment and performance of the Secured Obligations (as hereinafter defined); and

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and in order to induce the Lender to make the Loan, the parties hereto agree as follows:

        SECTION 1. GRANTS OF SECURITY. Pledgor hereby assigns, pledges and grants to the Lender a first priority security interest in all of such Pledgor's right, title and interest in


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and to the following (the "Collateral") to secure the Secured Obligations (as defined in Section 2):

        (i) the Pledged Shares and the certificates representing the Pledged Shares and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

        (ii) all proceeds of the foregoing items described in the preceding clause (i).

        SECTION 2. SECURED OBLIGATIONS. This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether upon demand, at stated maturity, by acceleration or otherwise, of: (a) all obligations of Borrower in respect of the Note, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to Borrower, would accrue on such obligations), fees, expenses or otherwise; and (b) all obligations of Borrower or Pledgor, now or hereafter existing under this Agreement, the Stock Purchase Agreement and the Note and any and all damages and claims (including any third party claims) suffered by Lender which may result from any breach by Pledgor or Borrower of, or any misrepresentation contained in this Agreement, the Stock Purchase Agreement or the Note (all such combined obligations of both Pledgor and Borrower are collectively referred to herein as the "Secured Obligations").

        SECTION 3. DELIVERY OF PLEDGED SHARES. All certificates or instruments representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of the Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender. The Lender shall have the right, at any time in its discretion and without notice to Pledgor, following the occurrence of an Event of Default (as defined herein), to transfer to or to register in the name of the Lender or any of its nominees any or all of the Pledged Shares.

        SECTION 4. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants to the Lender that the following statements are true, correct and complete:

        (a) Pledgor is the legal and beneficial owner of the Collateral, free and clear of any lien or security interest except for the security interest created by this Agreement. Pledgor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to the Lender;

        (b) Pledgor is the legal and beneficial stockholder of Borrower and, as such, will benefit from the completion of sale of the Shares to Borrower;

        (c) Pledgor has full power, authority, and legal right to pledge the Collateral pursuant to this Agreement;


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        (d)     The pledge and delivery of the Collateral to the Lender pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment and performance of the Secured Obligations;

        (e) Except as already has been made or obtained, no consent of any other party (including, without limitation, creditors of Pledgor) and no consent, authorization, approval, or other action by, and no notice to or filing with any governmental authority or regulatory body is required either (i) for the pledge by Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or (ii) for the perfection of or exercise by the Lender of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement;

        (f) The pledge of the Pledged Shares does not violate Regulations T, U or X of the Board of Governors of the Federal Reserve System; and

        (g) Except as permitted under this Agreement, the Pledgor at all times will be the sole beneficial owner of the Pledged Shares.


        SECTION 5. FURTHER ASSURANCES. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender may request, in order to perfect and protect any security interest granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

        SECTION 6. VOTING RIGHTS, DIVIDENDS, ETC.

        (a) So long as no Event of Default shall have occurred and be continuing:

                (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; PROVIDED, HOWEVER, that Pledgor shall give the Lender at least five days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right;

                (ii) Pledgor shall be entitled to receive and retain any and all dividends and other distributions paid in respect of the Collateral; PROVIDED, HOWEVER, that any and all

                        (A) dividends and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,


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                        (B)     dividends and other distributions paid or
payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                        (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral,


shall be, and shall be forthwith delivered to the Lender to hold as, Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Lender, be segregated from the other property or funds of Pledgor, and be forthwith delivered to the Lender as Collateral in the same form as so received (with any necessary endorsement); and

                (iii) the Lender shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to subsection 6(a)(i) and to receive the dividends and other distributions which it is authorized to receive and retain pursuant to subsection 6(a)(ii).

        (b)     Upon the occurrence and during the continuance of an Event of
Default:

                (i) Upon written notice from the Lender to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to subsection 6(a)(i) shall cease, and all such rights shall thereupon become vested in the Lender which shall thereupon have the sole right to exercise such voting and other consensual rights.

                (ii) All rights of Pledgor to receive the dividends and other distributions which it would otherwise be authorized to receive and retain pursuant to subsection 6(a)(ii) shall cease and all such rights shall thereupon become vested in the Lender which shall thereupon have the sole right to receive such dividends and other distributions and the right to hold such dividends and other distributions as Collateral during the continuance of such Event of Default. All dividends and other distributions which are received by Pledgor contrary to the provisions of this subsection 6(b)(ii) shall be received in trust for the benefit of the Lender, shall be segregated from other funds of Pledgor and shall be forthwith paid over to the Lender as Collateral in the same form as so received (with any necessary endorsement).

                (iii) Pledgor shall execute and deliver (or cause to be executed and delivered) to the Lender all such proxies and other instruments as the Lender may reasonably request for the purpose of enabling the Lender to exercise the voting and other rights which it is entitled to exercise pursuant to subsection 6(b)(i) and to receive the dividends and other distributions which it is authorized to receive and retain pursuant to subsection 6(b)(ii).

        SECTION 7. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES. Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any


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Collateral, or (ii) create or permit to exist any lien or security interest upon or with respect to any Collateral, except for the security interest under this Agreement.

        SECTION 8. LENDER APPOINTED ATTORNEY-IN-FACT. Pledgor hereby appoints the Lender as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time upon the occurrence and continuation of an Event of Default, in the Lender's discretion to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                (i) to receive, endorse and collect all instruments made payable to Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same;

                (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for money due and to become due under or in respect of any of the Collateral;

                (iii) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral; and

                (iv) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and Pledgor's expense, at any time, and from time to time, all acts that the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, all as full and effectively as Pledgor might do.

This appointment as attorney-in-fact is coupled with an interest and is irrevocable. In performing its functions and duties under this Agreement, the Lender has not assumed and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Pledgor.

        SECTION 9. LENDER MAY PERFORM. If Pledgor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by Pledgor under Section 14(b).

        SECTION 10. THE LENDER'S DUTIES AND LIABILITIES.

        (a) The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be deemed to have exercised reasonable care in the custody and preservation


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of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own property, it being understood that the Lender shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to assert rights against any parties with respect to any Collateral.

        (b) The Lender shall not be liable to Pledgor (i) for any loss or damage sustained by Pledgor or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of, in connection with or that is in any way related to (x) any exercise by the Lender of any right or remedy under this Agreement or (y) any other act or failure to act of the Lender, except to the extent that the same shall be determined by a judgment of a court of competent jurisdiction, that is final and not subject to review on appeal, to be the result of acts or omissions on the part of the Lender constituting gross negligence or willful misconduct.

        SECTION 11. EVENTS OF DEFAULT; REMEDIES UPON DEFAULT; DECISIONS RELATING TO EXERCISE OF REMEDIES.

        11.1 Any one or more of the following events shall constitute an Event of Default by Pledgor under this Agreement:

                (a) FAILURE TO PAY OBLIGATIONS. If Pledgor fails to pay when due and payable or when declared due and payable, all or any portion of the Secured Obligations owing to Lender (whether for principal, interest, taxes, reimbursement of expenses, or otherwise);

                (b) FAILURE TO PERFORM. If Pledgor fails to perform, keep or observe any other term, provision, condition, covenant, agreement, warranty or representation contained in this Agreement, or any other present or future agreement between Pledgor and Lender, and such failure continues for five (5) days following written notice from the Lender to Pledgor;

                (c) VOLUNTARY INSOLVENCY PROCEEDING. If Pledgor commences any Insolvency Proceeding (as defined below); and

                (d) INVOLUNTARY INSOLVENCY PROCEEDING. If any Insolvency Proceeding is commenced against Pledgor and which is not dismissed within sixty
(60) days of the date of filing.

        11.2 As used herein the term "Insolvency Proceeding" means and includes any proceeding commenced by or against any person or entity under any provision of the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law,


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including, but not limited to, assignments for the benefit of creditors, formal or informal moratoriums, compositions or extensions generally with its creditors.

        11.3    If an Event of Default shall have occurred and be continuing:

                (a) the Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "UCC") in effect in the State of Washington at that time;

                (b) the Lender may transfer all or any part of the Collateral into the Lender's name or the name of its nominee or nominees;

                (c) the Lender may give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were a party thereto or outright owner thereof;

                (d) the Lender may settle, adjust, compromise and arrange all accounts, controversies, questions, claims and demands whatsoever in relation to all or any part of the Collateral;

                (e) the Lender may, in respect of the Collateral, execute all such contracts, agreements, deeds, documents and instruments; bring, defend and abandon all such actions, suits and proceedings; and take all actions in relation to all or any part of the Collateral as the Lender in its absolute discretion may determine;

                (f)     (i)     The Lender may without notice (except as
specified below), sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Lender may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the extent permitted by law, the Lender may be the purchaser of any or all of the Collateral at any such public or private sale. Pledgor agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

                        (ii) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "Securities Act"), and applicable state securities laws, the Lender may be compelled, with respect to any sale of all or any part of the Collateral conducted without prior registration or


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qualification of such Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof, and such purchasers may have to be limited in number to possibly one purchaser and any purchaser must be a sophisticated investor able to fend for himself. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Lender than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to request the Parent to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the Parent to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws. The Pledged Shares constitute or upon foreclosure may constitute "restricted securities" as defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act and may be subject to transfer restrictions under the Securities Act;

                (g) The Lender may appoint managers, sub-agents, officers and servants for any of the purposes mentioned in the foregoing provisions of this Section 11 and to dismiss the same, all as the Lender in its absolute discretion may determine; and

                (h) The Lender may generally take all such other action as the Lender in its absolute discretion may determine to be incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section 11 and which the Lender may or can do lawfully.

        SECTION 12. REMEDIES CUMULATIVE. Each and every right, power and remedy hereby specifically given to the Lender shall be in addition to every other right, power and remedy specifically given under this Agreement, the Stock Purchase Agreement or the Note or now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Lender. All such rights, powers and remedies shall be cumulative, and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Lender in the exercise of any such right, power or remedy and no renewal or extension of any of the Secured Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any default or Event of Default or an acquiescence therein.

        SECTION 13. APPLICATION OF PROCEEDS. After and during the continuance of an Event of Default, any cash held by the Lender as Collateral and all cash proceeds received by the Lender (all such cash being "Proceeds") in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by the Lender of its remedies as a secured creditor as provided in Section 11 of this Agreement shall promptly be applied by the Lender from time to time as follows:


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                FIRST: To the payment of the costs and expenses of such sale, collection or other realization, and all expenses, liabilities and advances made or incurred by the Lender in connection therewith, in accordance with Section 14(b);

                SECOND: After payment in full of the amounts specified in the preceding subparagraph, to the payment of the Secured Obligations to the Lender; and

                THIRD: After payment in full of the amounts specified in the preceding subparagraphs, and any other amount required by any provision of law, to Pledgor, or its heirs, representatives, successors or assigns, or to whomever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

All applications of Proceeds to the Secured Obligations shall be applied to the payment of interest before application to the payment of principal.

        SECTION 14. INDEMNITY AND EXPENSES.

        (a) Pledgor agrees to indemnify the Lender from and against any and all claims, losses and liabilities growing out of or resulting from Pledgor's breach of any term hereof or any misrepresentation made hereunder or in connection with this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Lender's gross negligence or willful misconduct. This provision shall remain in effect following payment of the Secured Obligations.

        (b) Pledgor will upon demand pay to the Lender the amount of any and all of the Lender's reasonable out-of-pocket expenses, including fees and disbursements of its counsel, that the Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

        SECTION 15. AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Pledgor herefrom shall in any event be effective without the written concurrence of the Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        SECTION 16. ADDRESSES FOR NOTICES. Any communications between the parties hereto or notices or requests provided herein to be given may be given by mailing the same, postage prepaid, or by facsimile transmission to each party at its address set forth on the signature pages hereof or to such other addresses as each party may in writing hereafter


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indicate. Any notice, request or demand to or upon the Lender or Pledgor shall not be effective until received (provided, in the case of facsimile transmission, that receipt is confirmed).

        SECTION 17. EFFECT OF DISPOSITION OF COLLATERAL. Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral by Lender hereunder shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against Pledgor and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under Pledgor.

        SECTION 18. CONTINUING SECURITY INTEREST; TRANSFER OF SECURED OBLIGATIONS; TERMINATION. This Agreement shall create a continuing security interest in the Collateral and shall:

        (i) be binding upon Pledgor, its heirs, representatives, successors and assigns;

        (ii) inure, together with the rights and remedies of the Lender, to the benefit of the Lender and its successors, transferees and assigns; and

        (iii) without limiting the generality of the foregoing clause (ii), the Lender may assign or otherwise transfer all or a portion of its interests and rights under the Note to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Lender herein or otherwise.

        SECTION 19. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

        SECTION 20. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

        SECTION 21. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

        SECTION 22. GOVERNING LAW; TERMS. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF PLEDGOR AND THE LENDER AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON, EXCEPT AS REQUIRED BY

MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF WASHINGTON. Unless otherwise defined herein, or in the Note, terms defined in Divisions 8 and 9 of the UCC are used herein as therein defined.

        SECTION 23. INTERPRETATION. Wherever in this Agreement the context may require, the masculine gender shall be deemed to include the feminine and/or neuter, and the singular to include the plural.

        SECTION 24. CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF TRIAL BY JURY. Pledgor hereby irrevocably submits to the jurisdiction of any Washington State or Federal court sitting in the Central District of Washington in any action or proceeding arising out of or relating to this Agreement, and Pledgor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Washington State or Federal court. Pledgor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 24 shall affect the right of the Lender to bring any action or proceeding against Pledgor or its property in the courts of any other jurisdiction. IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS, EACH PARTY HERETO WAIVES TRIAL BY JURY.

        SECTION 25. SECURITY INTEREST ABSOLUTE. All rights of the Lender and security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

        (i) any lack of validity or enforceability of the Note or any other agreement or instrument relating thereto;

        (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Note or any other related document;

        (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guaranty for all or any of the Secured Obligations; or

        (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

        SECTION 26. PLEDGOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (i) Pledgor shall remain liable under the contracts and agreements included in or relating to the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Lender of any of the rights hereunder shall not release Pledgor from any of its duties or obligations under the contracts and agreements included in or relating to the Collateral and (iii) the Lender shall not have any obligation or liability under the contracts and agreements included in or relating to the Collateral by reason of this Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

        SECTION 27. SURETY WAIVERS.

        (a) Except to the extent otherwise expressly restricted or prohibited pursuant either the Stock Purchase Agreement or the Note, at any time and in any manner, upon such terms and at such times as it considers best and with or without notice to Pledgor, Lender may alter, compromise, accelerate, extend, or change the time or manner for payment of the indebtedness, increase or reduce the rate of interest thereon, release or add any one or more obligors, guarantors, endorsers or borrower, accept additional or substituted security therefor, or release or subordinate any security therefor, without in any way affecting the security interest of this Agreement or any covenant of Pledgor.

        (b) Pledgor waives any right to require Lender to proceed against the Borrower or any other person, firm or corporation at any time or to pursue any other remedy in its power, and Pledgor agrees that Lender shall not be obligated to resort to any other security, with any priority, in any particular order, or at all, even if such action, or lack thereof, destroys, alters or otherwise impairs subrogation rights of Pledgor or the rights of Pledgor to proceed against Borrower for reimbursement, or both.

        (c)     Pledgor waives and agrees not to assert or take advantage of:
(i) any defense that may arise by reason of the incapacity, lack of authority, insolvency, suspension or dissolution of Borrower or any other person, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy or other proceedings) of Borrower or any other person; or (ii) any defense or right based upon election of remedies by Lender, including, without limitation, an election to proceed by nonjudicial rather than judicial foreclosure, even if such election destroys, alters or otherwise impairs subrogation rights of Pledgor or the right of Pledgor to proceed against Borrower or any other person for reimbursement, or both.

        (d) Pledgor, by execution hereof, represents to Lender that the relationship between Pledgor and Borrower is such that Pledgor has access to all relevant facts and information concerning the debt and Borrower and that Lender can rely upon Pledgor having such access. Pledgor waives and agrees not to assert any duty on the part of Lender to disclose to Pledgor any facts that Lender may now or hereafter know about the Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Pledgor intends to assume or has reason to believe that such facts are unknown to Pledgor or has a reasonable opportunity to communicate such facts to Pledgor. Pledgor is fully responsible for being and keeping informed of the financial condition and operations of Borrower and all circumstances bearing on the risk of nonpayment of any indebtedness hereby secured.

        (e) Pledgor waives demand, protest and notices of any kind, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of new or additional indebtedness or of any action or non-action on the part of the Borrower, Lender, any endorser, any creditor of Borrower or Pledgor under this or any other instrument, or any other person whosoever, in connection with any obligation or evidence of indebtedness held by Lender as collateral or in connection with any indebtedness secured hereby.

        (f) Until all Secured Obligations of Borrower to Lender under the Stock Purchase Agreement and the Note have been paid in full, Pledgor waives the right of subrogation and waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower and any benefit of, and any right to participate in, any security now or hereafter held by Lender.

        (g) With or without notice to Pledgor, Lender, in its sole discretion, at any time and from time to time, in such manner and upon such terms as it considers reasonable, may apply any and all payments or recoveries from any security, in such manner, order and priority as Lender elects, to any indebtedness of Borrower to Lender, whether or not such indebtedness is secured hereby or is otherwise secured or is due at the time of such application.

        (h) No exercise or nonexercise of Lender of any right hereby given it and no dealing by Lender with Borrower or any other person shall in any way affect any of the Secured Obligations of Pledgor hereunder or give Pledgor any recourse against Lender.

        (i) Notwithstanding that Pledgor and Borrower may have entered into a separate agreement relating to their rights and duties with each other, no right, remedy or provision thereof shall be binding upon or affect or delay Lender's rights or remedies under this Agreement or by operation of law.

        (j) Pledgor understands that the exercise by Lender of certain rights and remedies contained in the Stock Purchase Agreement and the Note may affect or eliminate Lender's right to seek a money judgment against Borrower and, therefore, Pledgor's right of subrogation to seek a money judgment against Borrower, and that Pledgor, upon completion of a foreclosure of this Agreement by Lender may therefore succeed to a partially or totally non-reimbursable liability on the part of Borrower. Nevertheless, Pledgor hereby authorizes and empowers Lender, at its sole option, without notice or and without affecting the validity or enforceability of this Agreement, as herein modified, to exercise, in its sole discretion, any and all rights and remedies, or any combination thereof, which may be available to it, including the right to foreclose this Agreement by nonjudicial sale, subject to any restrictions contained in the Stock Purchase Agreements or the Note.

                Pledgor acknowledges that Pledgor may have certain rights under applicable law which, if not waived by Pledgor, might provide Pledgor with defenses against Pledgor's liability under this Agreement. So long as any Obligation remains outstanding under the Stock Purchase Agreement or the Note, Pledgor further waives all rights and defenses that are or may become available to Pledgor.

        SECTION 28. FACSIMILE EXECUTION. Execution of this Agreement shall be deemed binding upon the party executing this Agreement notwithstanding that delivery of the executed document may be by facsimile transmission. Any party shall be entitled to rely on a faxed execution copy of this Agreement with the same force and effect as if an originally inked execution copy were delivered. Inked original documents shall be delivered to the other parties by Federal Express mail within one business day of the facsimile transmission.

        IN WITNESS WHEREOF, Pledgor and the Lender have caused this Agreement to be duly executed and delivered as of the date first above written.


PLEDGOR:                               LENDER:


TRAUTMAN WASSERMAN                     JENKON INTERNATIONAL, INC.,
& COMPANY, INCORPORATED                a Washington corporation

By:                                    By:
       -------------------------              -------------------------
Name:                                  Name:
       -------------------------              -------------------------
Title:                                 Title:
       -------------------------              -------------------------

                                       Notice Address:
Notice Address for Pledgor:
                                       7600 NE 41st Street
--------------------------             Suite 300
--------------------------             Vancouver, WA 98662
--------------------------             Fax No.:  (360) 256-9623
--------------------------             Attention:  David Edwards
--------------------------

with a copy to:                        with a copy to:

Perkins Coie LLP                       Jeffer, Mangels, Butler & Marmaro LLP
1211 SW Fifth Ave.                     2121 Avenue of the Stars
Suite 1500                             Tenth Floor
Portland, OR 97204                     Los Angeles, California  90067
Fax No.:  (503) 727-2000               Fax No.:  (310) 203-0567
Attention:  Patrick J. Simpson, Esq.   Attention:  Robert Steinberg, Esq.

                                   EXHIBIT "A"

                               TO PLEDGE AGREEMENT



         CERTIFICATE NOS.                               # OF SHARE
         ----------------                               ----------








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